                            LIMITED POWER OF ATTORNEY

                          (ATTORNEY-IN-FACT TO EXECUTE
                     SEC FORM 3, FORM 4 and FORM 5 FILINGS)

KNOW ALL MEN BY THESE PRESENTS:

        THAT the undersigned individual, as an Officer of U.S. Propane, L.L.C., the general partner of U.S. Propane, L.P., the General Partner of Energy
Transfer Partners, L.P., a Delaware limited partnership, is required pursuant to the provisions of Section 16 of the Securities Exchange Act of 1934 (the "Act")
to make certain reports to the Securities and Exchange Commission, including the filing of reports on Form 3, Form 4 and Form 5, and does hereby make, constitute and appoint Clay Kutch, and Robert A. Burk, or either of them, as his true and lawful attorney, for him, and in his name, place and stead, to sign on his behalf such Form 3, Form 4 and Form 5 reports, giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the premises, as fully, to all intents and purposes, as he might or could do, hereby ratifying and confirming all that his attorney shall lawfully do or cause to be done, by virtue hereof.

        The power of attorney granted herein shall expire on the earlier of the date on which the undersigned individual ceases to be subject to the reporting requirements of Section 16 of the Act or until revoked.

        IN WITNESS WHEREOF, the undersigned has subscribed his name hereto this
13th day of January, 2004.

                                        /s/ Marshall S. McCrea II
                                        ----------------------------------------
                                        MARSHALL S. MCCREA II

STATE OF TEXAS            )
                          ) ss.
COUNTY OF BEXAR           )

        Before me, the undersigned, a Notary Public in and for said County and
State, on this 13th day of January, 2004, personally appeared MARSHALL S. MCCREA
II, to me known to be the identical person who subscribed his name to the foregoing Power of Attorney, and he acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

        Given under my hand and seal of office the day and year last above written.

                                        /s/ Sharon Clark
                                        ----------------------------------------
                                        Notary Public

My Commission Expires: April 3, 1005

        [Notarial Seal]